SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 22, 1995
                                                          ------------


                               RONSON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New Jersey                    1-1031                  22-0743290
- -------------------------------        -----------           -------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)         File Number           Identification No.)


             Campus Drive, P.O. Box 6707, Somerset, NJ         08875-6707
       ------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


                                 (908) 469-8300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                               RONSON CORPORATION

                                 FORM 8-K INDEX




        ITEM 5.    OTHER EVENTS


        ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        Item 5.  Other Events

                 The Registrant is a party to an employment agreement with Mr. Louis V. Aronson II, dated December 21, 1978, as amended July 24, 1980, July 1, 1982, October 11, 1985, July 7, 1988, May 10, 1989, and August
        22, 1991. On May 22, 1995, this agreement was amended. The amendment is attached hereto as Exhibit 1.


        Item 7.  Financial Statements and Exhibits

                 a) Financial Statements:  None.

                 b) Exhibits:

                    1. Amendment dated May 22, 1995, to Employment Agreement of December 21, 1978, as amended July 24, 1980, July 1, 1982, October 11, 1985, July 7, 1988, May 10, 1989, and August 22, 1991, between Mr. Louis
        V. Aronson II and Ronson Corporation.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Ronson Corporation

                        /s/Daryl Holcomb
                        ------------------------
                        Daryl Holcomb
                        Chief Financial Officer,
                        Controller and Treasurer



        Dated:  July 31, 1995